                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 15, 2000



                            THE ALLSTATE CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   DELAWARE                         1-11840                        36-3871531
----------------                  -------------                 ---------------
(State or Other                   (Commission                   (IRS Employer
 Jurisdiction of                   File Number)                  Identification
 Incorporation)                                                      Number)

  2775 SANDERS ROAD, NORTHBROOK, ILLINOIS                           60062
-----------------------------------------                       ----------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code (847) 402-5000
                                                   --------------




                                   Page 1 of 5
                             Exhibit Index at page 4


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Item 5.  OTHER EVENTS

         On June 15, 2000, the Registrant issued the press release attached hereto as Exhibit 99.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

EXHIBIT NO.                              DESCRIPTION
-----------                              -----------
   99                               Registrant's press release dated
                                    June 15, 2000

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         THE ALLSTATE CORPORATION



                                         By /s/ Emma M. Kalaidjian
                                            -----------------------
                                            Name:  Emma M. Kalaidjian
                                            Title: Assistant Secretary

June 15, 2000

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                                INDEX TO EXHIBITS


                                                                    SEQUENTIAL
                                                                    PAGE
NUMBER                           DESCRIPTION                        NUMBER
------                          ------------                        ----------
 99                      Registrant's press release dated              5
                         June 15, 2000